Page 1
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ Dwayne O. Andreas
                              Dwayne O. Andreas






1
Page 2
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ G. Allen Andreas, Jr.
                              G. Allen Andreas, Jr.





2

Page 3
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ David J. Mimran
                              David J. Mimran






3
Page 4
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ F. Ross Johnson
                              F. Ross Johnson





4

Page 5
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ Robert S. Strauss
                              Robert S. Strauss





5

Page 6
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ J.K. Vanier
                              J.K. Vanier





6

Page 7
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ O.G. Webb
                              O.G. Webb





7

Page 8
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ M. Brian Mulroney
                              M. Brian Mulroney






8
Page 9
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ Gaylord O. Coan
                              Gaylord O. Coan






9
Page 10
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ John R. Block
                              John R. Block







10
Page 11

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ Richard R. Burt
                              Richard R. Burt







11

Page 12
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ Mollie Hale Carter
                              Mollie Hale Carter




12


Page 13
                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney
                   of Director and/or Officer


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint
G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ and DAVID J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the Incentive Compensation Plan, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of April, 2000.



                              /s/ Andrew Young
                              Andrew Young





13